UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K




                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): June 30, 2003


                                    XOMA LTD.
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             (Exact name of registrant as specified in its charter)


                                     BERMUDA
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                 (State or other jurisdiction of incorporation)


              0-14710                                  52-2154066
     (Commission File Number)             (IRS Employer Identification No.)

2910 Seventh Street, Berkeley, California                       94710
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(Address of principal executive offices)                      (Zip code)

Registrant's telephone number, including area code           (510) 204-7200



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          (Former name or former address, if changed since last report)



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Item 5. Other Events

     XOMA Ltd. received $4.0 million from Millennium Pharmaceuticals, Inc., pursuant to the companies' existing collaboration and investment arrangement announced in November of 2001 and amended in May of 2003. In return, XOMA issued 608,766 shares to Millennium at an approximate price of $6.57 per share. Under the investment agreement, XOMA retains the option to issue up to an additional $33.5 million of its common shares to Millennium over the next 20 months, at then prevailing market prices.

     The new shares have been registered with the Securities and Exchange Commission for re-sale by Millennium under an effective registration statement on Form S-3. Nothing herein should be deemed to be an offer to sell or a solicitation of an offer to buy any securities. Any sales under the aforementioned registration statement must be accompanied by a prospectus, which can be obtained from Millennium.

     XOMA develops and manufactures antibody and other protein-based biopharmaceuticals for disease targets that include immunological and inflammatory disorders, cancer and infectious diseases. XOMA's programs include collaborations with Genentech, Inc. on the Raptiva(TM) antibody for psoriasis (BLA submission), psoriatic arthritis (Phase II) and other indications; with Baxter Healthcare Corporation to develop NEUPREX(R) (rBPI-21) for Crohn's disease (Phase II) and other indications; with Millennium Pharmaceuticals, Inc. on two biotherapeutic agents, CAB-2 and MLN2201, for vascular inflammation indications (preclinical and phase 1, respectively), and with Onyx Pharmaceuticals, Inc. on its ONYX-015 product for various cancers (Onyx has announced that it is discontinuing its therapeutic virus program, which includes the ONYX-015 product, and has notified XOMA that it is terminating this agreement). Earlier-stage programs focus on antibodies and BPI-derived compounds developed at XOMA for the treatment of cancer, retinopathies, and acne. For more information about XOMA's pipeline and activities, please visit XOMA's website at http://www.xoma.com/.

     Statements made in this current report related to collaborative arrangements and current plans for product or that otherwise relate to future periods, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are based on assumptions that may not prove accurate. Actual results could differ materially from those anticipated due to certain risks inherent in the biotechnology industry and for companies engaged in the development of new products in a regulated market. These risks, including those related to changes in the status of existing collaborative relationships, the ability of collaborators and other partners to meet their obligations, the timing or results of pending and future clinical trials, market demand for products, actions by the Food and Drug Administration or the U.S. Patent and Trademark Office and uncertainties regarding the status of biotechnology patents, are discussed in XOMA's most recent annual report on Form 10-K and in other SEC filings. Consider such risks carefully in evaluating XOMA's prospects.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 30, 2003                    XOMA LTD.




                                         By:  /s/  Christopher J. Margolin
                                              ---------------------------------
                                              Christopher J. Margolin
                                              Vice President, General
                                              Counsel and Secretary